WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2004

The following replaces the first three paragraphs of the "International Growth Fund Summary" in the Prospectuses:

The International Growth Fund is closed to new investors. Unless you fit into one of the investor categories described below, you may not invest in the Fund.

You may purchase Fund shares and reinvest dividends and capital gains in the Fund if you are:

o        A current Fund shareholder;

o An investor who has previously entered into a letter of intent with the Fund or the Distributor;

o A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of June 30, 2004;

o A wrap fee program or financial advisory firm charging asset-based fees with existing accounts as of June 30, 2004 may be allowed to purchase shares for new and existing clients; or

o A client who maintains a brokerage or managed account with William Blair & Company, L.L.C.

These restrictions apply to investments made directly with William Blair & Company, L.L.C. and investments made through financial institutions and/or intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Exchanges into the Fund from other William Blair Funds are not permitted, unless the exchange is being made into an existing Fund account. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

The following replaces the "Foreign Equity Securities" paragraph in the "Determination of Net Asset Value" section of the Prospectuses:

FOREIGN EQUITY SECURITIES. If the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Fund uses an independent pricing service on a daily basis to fair value price the security as of the close of regular trading on the New York Stock Exchange. Otherwise, the value of a foreign equity security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

June 3, 2004



                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606

              WILLIAM BLAIR INSTITUTIONAL INTERNATIONAL GROWTH FUND

                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2004

The following information is inserted in the Summary on Page 1 of the Prospectus before the section titled "Investment Objective:"

Effective June 30, 2004, the Institutional International Growth Fund is closed to new investors. Unless you fit into one of the investor categories described below, you may not invest in the Fund.

You may purchase Fund shares and reinvest dividends and capital gains in the Fund if you are:

o        A current Fund shareholder as of June 30, 2004;

o An investor who has entered into a letter of intent with the Fund or the Distributor prior to June 30, 2004;

o A participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of June 30, 2004;

Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Exchanges into the Fund from other William Blair Funds are not permitted, unless the exchange is being made into an existing Fund account. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above, that it believes will adversely affect its ability to manage the Fund, and (iii) close and re-open the Fund to new or existing shareholders at any time.

The following replaces the "Foreign Equity Securities" paragraph in the "Determination of Net Asset Value" section of the Prospectuses:

FOREIGN EQUITY SECURITIES. If the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Fund uses an independent pricing service on a daily basis to fair value price the security as of the close of regular trading on the New York Stock Exchange. Otherwise, the value of a foreign equity security is determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during that day, at the latest bid price.

June 3, 2004

                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606